As filed with the Securities and Exchange Commission on July 11, 2006
Registration No. 333-132922

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota	1389	95-3409686
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No.)
400 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060
(281) 618-0400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
James Lewis Connor, III
Helix Energy Solutions Group, Inc.
Senior Vice President, General Counsel and Corporate Secretary
400 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060
(281) 618-0400
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:

Arthur H. Rogers	Michael O’Leary
Fulbright & Jaworski L.L.P.	Andrews Kurth LLP
1301 McKinney, Suite 5100	600 Travis, Suite 4200
Houston, Texas 77010	Houston, Texas 77002-3090
(713) 651-5151	(713) 220-4200
     Approximate date of commencement of proposed sale to the public: On or about July 1, 2006.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. ☐
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

EXPLANATORY NOTE
     Helix Energy Solutions Group, Inc. files this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-132922) to file the opinions of Fulbright & Jaworski L.L.P. and Andrews Kurth LLP each dated June 30, 2006, with regard to certain tax matters, as exhibits to the Registration Statement.

PART II
ITEM 21. Exhibits and Financial Statement Schedules
SIGNATURES
EXHIBIT INDEX
Opinion of Fulbright & Jaworski L.L.P.
Opinion of Andrews Kurth LLP

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
ITEM 21. Exhibits and Financial Statement Schedules.
(a) Exhibits.
     Pursuant to Item 601(b)(4)(iii), the Registrant agrees to forward to the commission, upon request, a copy of any instrument with respect to long-term debt not exceeding 10% of the total assets of the Registrant and its consolidated subsidiaries.
The following exhibits are filed as part of this Registrant Statement:
2.1	Agreement and Plan of Merger dated January 22, 2006, among Cal Dive International, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A, filed by the registrant with the Securities and Exchange Commission on January 25, 2006 (the “Form 8-K/A”).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 24, 2006, by and among, Cal Dive International, Inc., Cal Dive Merger – Delaware, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.2 to the Form 8-K/A.

2.3	Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Stolt Offshore Inc. and S&H Diving LLC, as Sellers, dated April 11, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on April 13, 2005.

2.4	Amendment to Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Stolt Offshore Inc., S&H Diving LLC and SCS Shipping Limited, as Sellers, dated November 1, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on November 4, 2005.

3.1	2005 Amended and Restated Articles of Incorporation, as amended, of registrant, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by registrant with the Securities and Exchange Commission on December 14, 2005.

3.2	Second Amended and Restated By-Laws of Cal Dive International, Inc., as amended, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on December 1, 2005.

3.3	Certificate of Rights and Preferences for Series A-1 Cumulative Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by registrant with the Securities and Exchange Commission on January 22, 2003 (the “2003 Form 8-K”).

3.4	Certificate of Rights and Preferences for Series A-2 Cumulative Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by registrant with the Securities and Exchange Commission on June 28, 2004 (the “2004 Form 8-K”).

4.1	Credit Agreement by and among Bank of America, N.A., et al., as Lenders, and Helix Energy Solutions Group, Inc., as Borrower, dated August 16, 2004, incorporated by reference to Exhibit 4.1 to the registrant’s Annual Report on 10-Q for the fiscal quarter ended September 30, 2004, filed by the registrant with the Securities and Exchange Commission on November 5, 2004 (the “2004 Form 10-Q”).

4.2	Participation Agreement among ERT, Helix Energy Solutions Group, Inc., Cal Dive/Gunnison Business Trust No. 2001-1 and Bank One, N.A., et. al., dated as of November 8, 2001, incorporated by reference to Exhibit 4.2 to Form 10-K for the fiscal year ended December 31, 2001, filed by the registrant with the Securities and Exchange Commission on March 28, 2002 (the “2001 Form 10-K”).

4.3	Form of Common Stock certificate, incorporated by reference to Exhibit 4.1 to the Form S-1.

4.4	Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of August 16, 2000, incorporated by reference to Exhibit 4.4 to the 2001 Form 10-K.

4.5	Amendment No. 1 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of January 25, 2002, incorporated by reference to Exhibit 4.9 to the 2002 Form 10-K/A.

4.6	Amendment No. 2 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of November 15, 2002, incorporated by reference to Exhibit 4.4 to the 2003 Form S-3.

4.7	First Amended and Restated Agreement dated January 17, 2003, but effective as of December 31, 2002, by and between Helix Energy Solutions Group, Inc. and Fletcher International, Ltd., incorporated by reference to Exhibit 10.1 to the 2003 Form 8-K.

4.8	Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated July 26, 2002, incorporated by reference to Exhibit 4.12 to the 2002 Form 10-K/A.

4.9	First Amendment to Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated January 7, 2003, incorporated by reference to Exhibit 4.13 to the 2002 Form 10-K/A.

4.10	Second Amendment to Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated February 14, 2003, incorporated by reference to Exhibit 4.14 to the 2002 Form 10-K/A.

4.11	Lease with Purchase Option Agreement between Banc of America Leasing & Capital, LLC and Canyon Offshore Ltd. dated July 31, 2003 incorporated by reference to Exhibit 10.1 to the Form 10-Q for the fiscal quarter ended September 30, 2003, filed by the registrant with the Securities and Exchange Commission on November 13, 2003.

4.12	Amendment No. 3 Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of July 31, 2003, incorporated by reference to Exhibit 4.12 to Annual Report on Form 10-K for the year ended December 31, 2004, filed by the registrant with the Securities Exchange Commission on March 16, 2005 (the “2004 10-K”).

4.13	Amendment No. 4 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of December 15, 2004 , incorporated by reference to Exhibit 4.13 to the 2004 10-K.

4.14	Second Amendment to Credit Agreement dated March 21, 2005, made by and between Company and Bank of America, N.A., et al., incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on March 23, 2005.

4.15	Indenture relating to the 3.25% Convertible Senior Notes due 2025 dated as of March 30, 2005, between Cal Dive International, Inc. and JPMorgan Chase Bank, National Association, as Trustee., incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on April 4, 2005 (the “April 2005 8-K”).

4.16	Form of 3.25% Convertible Senior Note due 2025 (filed as Exhibit A to Exhibit 4.15).

4.17	Registration Rights Agreement dated as of March 30, 2005, between Cal Dive International, Inc. and Banc of America Securities LLC, as representative of the initial purchasers, incorporated by reference to Exhibit 4.3 to the April 2005 8-K.

4.18	Trust Indenture, dated as of August 16, 2000, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on October 6, 2005 (the “October 2005 8-K”).

4.19	Supplement No. 1 to Trust Indenture, dated as of January 25, 2002, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.2 to the October 2005 8-K.

4.20	Supplement No. 2 to Trust Indenture, dated as of November 15, 2002, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.3 to the October 2005 8-K.

4.21	Supplement No. 3 to Trust Indenture, dated as of December 14, 2004, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.4 to the October 2005 8-K.

4.22	Supplement No. 4 to Trust Indenture, dated September 30, 2005, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.5 to the October 2005 8-K.

4.23	Form of United States Government Guaranteed Ship Financing Bonds, Q4000 Series 4.93% Sinking Fund Bonds Due February 1, 2027 (filed as Exhibit A to Exhibit 4.22).

4.24	Form of Third Amended and Restated Promissory Note to United States of America, incorporated by reference to Exhibit 4.6 to the October 2005 8-K.

5.1*	Opinion of Andrew C. Becher, Special Counsel to the registrant, regarding the legality of the common stock to be offered hereby

8.1*	Opinion of Fulbright & Jaworski L.L.P. dated May 16, 2006, regarding tax matters.

8.2*	Opinion of Andrews Kurth LLP dated May 16, 2006, regarding tax matters.

8.3**	Opinion of Fulbright & Jaworski L.L.P. dated June 30, 2006, regarding tax matters.

8.4**	Opinion of Andrews Kurth LLP dated June 30, 2006, regarding tax matters.

10.1	1995 Long Term Incentive Plan, as amended, incorporated by reference to Exhibit 10.3 to the Form S-1.

10.2	Employment Agreement between Owen Kratz and Company dated February 28, 1999, incorporated by reference to Exhibit 10.5 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed by the registrant with the Securities and Exchange Commission on March 31, 1999 (the “1998 Form 10-K”).

10.3	Employment Agreement between Martin R. Ferron and Company dated February 28, 1999, incorporated by reference to Exhibit 10.6 of the 1998 Form 10-K.

10.4	Employment Agreement between A. Wade Pursell and Company dated January 1, 2002, incorporated by reference to Exhibit 10.7 of the 2001 Form 10-K.

10.5	Employment Agreement between James Lewis Connor, III and Company dated May 1, 2002, incorporated by reference to Exhibit 10.6 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed by the registrant with the Securities and Exchange Commission on March 15, 2004 (the “2003 Form 10-K”).

10.6	First Amendment to Employment Agreement between James Lewis Connor, III and Company dated January 1, 2004, incorporated by reference to Exhibit 10.6 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed by the registrant with the Securities and Exchange Commission on March 15, 2005 (the “2004 Form 10-K”).

10.7	Cal Dive International, Inc. 2005 Long Term Incentive Plan, including the Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on May 12, 2005.

10.8	Employment Agreement by and between Cal Dive International, Inc. and Bart H. Heijermans, effective as of September 1, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on September 1, 2005.

21.1	Subsidiaries of registrant – As of December 31, 2005, the registrant had thirteen subsidiaries: Energy Resource Technology, Inc.; Canyon Offshore, Inc.; Cal Dive ROV, Inc.; Cal Dive I-Title XI, Inc.; Cal Dive Offshore, Ltd.; Well Ops (U.K.) Limited; Well Ops Inc.; ERT (U.K.) Limited; Cal Dive HR Services Limited; Cal Dive Trinidad & Tobago Ltd.; Canyon Offshore Ltd.; Canyon Offshore International Corp.; and Well Ops PTE Limited.

23.1*	Consent of Ernst & Young LLP.

23.2*	Consent of Ernst & Young LLP.

23.3*	Consent of Huddleston & Co., Inc.

23.4*	Consent of Netherland, Sewell & Associates, Inc.

23.5*	Consent of Andrew C. Becher (included in Exhibit 5.1).

23.6*	Consent of Fulbright & Jaworski L.L.P.(included in Exhibit 8.1).

23.7*	Consent of Andrews Kurth LLP (included in Exhibit 8.2).

24.1*	Powers of Attorney (included on the signature pages).

99.1*	Form of Proxy of Remington Oil and Gas Corporation.

*	Previously filed.

**	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 11th day of July, 2006.

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ A. WADE PURSELL

A. Wade Pursell
Senior Vice President,
Chief Financial Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on the 11th day of July, 2006.

Signature	Title

/s/ OWEN KRATZ Owen Kratz	Chairman, Chief Executive Officer and Director (principal executive officer)

* Martin R. Ferron	President and Director

/s/ A. WADE PURSELL A. Wade Pursell	Senior Vice President and Chief Financial Officer (principal financial officer)

* Lloyd A. Hajdik	Vice President – Corporate Controller and Chief Accounting Officer (principal accounting officer)

* Gordon F. Ahalt	Director

* Bernard J. Duroc-Danner	Director

* John V. Lovoi	Director

* T. William Porter	Director

* William L. Transier	Director

* Anthony Tripodo	Director

*By:	/s/ JAMES LEWIS CONNOR, III

James Lewis Connor, III,
as attorney-in-fact

EXHIBIT INDEX
2.1	Agreement and Plan of Merger dated January 22, 2006, among Cal Dive International, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A, filed by the registrant with the Securities and Exchange Commission on January 25, 2006 (the “Form 8-K/A”).
2.2	Amendment No. 1 to Agreement and Plan of Merger dated January 24, 2006, by and among, Cal Dive International, Inc., Cal Dive Merger – Delaware, Inc. and Remington Oil and Gas Corporation, incorporated by reference to Exhibit 2.2 to the Form 8-K/A.
2.3	Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Stolt Offshore Inc. and S&H Diving LLC, as Sellers, dated April 11, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on April 13, 2005.
2.4	Amendment to Asset Purchase Agreement by and between Cal Dive International, Inc., as Buyer, and Stolt Offshore Inc., S&H Diving LLC and SCS Shipping Limited, as Sellers, dated November 1, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on November 4, 2005.
3.1	2005 Amended and Restated Articles of Incorporation, as amended, of registrant, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by registrant with the Securities and Exchange Commission on December 14, 2005.
3.2	Second Amended and Restated By-Laws of Cal Dive International, Inc., as amended, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on December 1, 2005.
3.3	Certificate of Rights and Preferences for Series A-1 Cumulative Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by registrant with the Securities and Exchange Commission on January 22, 2003 (the “2003 Form 8-K”).
3.4	Certificate of Rights and Preferences for Series A-2 Cumulative Convertible Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K, filed by registrant with the Securities and Exchange Commission on June 28, 2004 (the “2004 Form 8-K”).
4.1	Credit Agreement by and among Bank of America, N.A., et al., as Lenders, and Helix Energy Solutions Group, Inc., as Borrower, dated August 16, 2004, incorporated by reference to Exhibit 4.1 to the registrant’s Annual Report on 10-Q for the fiscal quarter ended September 30, 2004, filed by the registrant with the Securities and Exchange Commission on November 5, 2004 (the “2004 Form 10-Q”).
4.2	Participation Agreement among ERT, Helix Energy Solutions Group, Inc., Cal Dive/Gunnison Business Trust No. 2001-1 and Bank One, N.A., et. al., dated as of November 8, 2001, incorporated by reference to Exhibit 4.2 to Form 10-K for the fiscal year ended December 31, 2001, filed by the registrant with the Securities and Exchange Commission on March 28, 2002 (the “2001 Form 10-K”).
4.3	Form of Common Stock certificate, incorporated by reference to Exhibit 4.1 to the Form S-1.
4.4	Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of August 16, 2000, incorporated by reference to Exhibit 4.4 to the 2001 Form 10-K.
4.5	Amendment No. 1 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of January 25, 2002, incorporated by reference to Exhibit 4.9 to the 2002 Form 10-K/A.
4.6	Amendment No. 2 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of November 15, 2002, incorporated by reference to Exhibit 4.4 to the 2003 Form S-3.
4.7	First Amended and Restated Agreement dated January 17, 2003, but effective as of December 31, 2002, by and between Helix Energy Solutions Group, Inc. and Fletcher International, Ltd., incorporated by reference to Exhibit 10.1 to the 2003 Form 8-K.
4.8	Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated July 26, 2002, incorporated by reference to Exhibit 4.12 to the 2002 Form 10-K/A.
4.9	First Amendment to Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated January 7, 2003, incorporated by reference to Exhibit 4.13 to the 2002 Form 10-K/A.
4.10	Second Amendment to Amended and Restated Credit Agreement among Cal Dive/Gunnison Business Trust No. 2001-1, Energy Resource Technology, Inc., Helix Energy Solutions Group, Inc., Wilmington Trust Company, a Delaware banking corporation, the Lenders party thereto, and Bank One, NA, as Agent, dated February 14, 2003, incorporated by reference to Exhibit 4.14 to the 2002 Form 10-K/A.
4.11	Lease with Purchase Option Agreement between Banc of America Leasing & Capital, LLC and Canyon Offshore Ltd. dated July 31, 2003 incorporated by reference to Exhibit 10.1 to the Form 10-Q for the fiscal quarter ended September 30, 2003, filed by the registrant with the Securities and Exchange Commission on November 13, 2003.

4.12	Amendment No. 3 Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of July 31, 2003, incorporated by reference to Exhibit 4.12 to Annual Report on Form 10-K for the year ended December 31, 2004, filed by the registrant with the Securities Exchange Commission on March 16, 2005 (the “2004 10-K”).
4.13	Amendment No. 4 to Credit Agreement among Cal Dive I-Title XI, Inc., GOVCO Incorporated, Citibank N.A. and Citibank International LLC dated as of December 15, 2004 , incorporated by reference to Exhibit 4.13 to the 2004 10-K.
4.14	Second Amendment to Credit Agreement dated March 21, 2005, made by and between Company and Bank of America, N.A., et al., incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on March 23, 2005.
4.15	Indenture relating to the 3.25% Convertible Senior Notes due 2025 dated as of March 30, 2005, between Cal Dive International, Inc. and JPMorgan Chase Bank, National Association, as Trustee., incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on April 4, 2005 (the “April 2005 8-K”).
4.16	Form of 3.25% Convertible Senior Note due 2025 (filed as Exhibit A to Exhibit 4.15).
4.17	Registration Rights Agreement dated as of March 30, 2005, between Cal Dive International, Inc. and Banc of America Securities LLC, as representative of the initial purchasers, incorporated by reference to Exhibit 4.3 to the April 2005 8-K.
4.18	Trust Indenture, dated as of August 16, 2000, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on October 6, 2005 (the “October 2005 8-K”).
4.19	Supplement No. 1 to Trust Indenture, dated as of January 25, 2002, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.2 to the October 2005 8-K.
4.20	Supplement No. 2 to Trust Indenture, dated as of November 15, 2002, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.3 to the October 2005 8-K.
4.21	Supplement No. 3 to Trust Indenture, dated as of December 14, 2004, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.4 to the October 2005 8-K.
4.22	Supplement No. 4 to Trust Indenture, dated September 30, 2005, between Cal Dive I-Title XI, Inc. and Wilmington Trust, as Indenture Trustee, incorporated by reference to Exhibit 4.5 to the October 2005 8-K.
4.23	Form of United States Government Guaranteed Ship Financing Bonds, Q4000 Series 4.93% Sinking Fund Bonds Due February 1, 2027 (filed as Exhibit A to Exhibit 4.22).
4.24	Form of Third Amended and Restated Promissory Note to United States of America, incorporated by reference to Exhibit 4.6 to the October 2005 8-K.
5.1* Opinion of Andrew C. Becher, Special Counsel to the registrant, regarding the legality of the common stock to be offered hereby

8.1* Opinion of Fulbright & Jaworski L.L.P. dated May 16, 2006, regarding tax matters.

8.2* Opinion of Andrews Kurth LLP dated May 16, 2006, regarding tax matters.

8.3** Opinion of Fulbright & Jaworski L.L.P. dated June 30, 2006, regarding tax matters.

8.4** Opinion of Andrews Kurth LLP dated June 30, 2006, regarding tax matters.

10.1	1995 Long Term Incentive Plan, as amended, incorporated by reference to Exhibit 10.3 to the Form S-1.
10.2	Employment Agreement between Owen Kratz and Company dated February 28, 1999, incorporated by reference to Exhibit 10.5 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed by the registrant with the Securities and Exchange Commission on March 31, 1999 (the “1998 Form 10-K”).
10.3	Employment Agreement between Martin R. Ferron and Company dated February 28, 1999, incorporated by reference to Exhibit 10.6 of the 1998 Form 10-K.
10.4	Employment Agreement between A. Wade Pursell and Company dated January 1, 2002, incorporated by reference to Exhibit 10.7 of the 2001 Form 10-K.
10.5	Employment Agreement between James Lewis Connor, III and Company dated May 1, 2002, incorporated by reference to Exhibit 10.6 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed by the registrant with the Securities and Exchange Commission on March 15, 2004 (the “2003 Form 10-K”).
10.6	First Amendment to Employment Agreement between James Lewis Connor, III and Company dated January 1, 2004, incorporated by reference to Exhibit 10.6 to the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed by the registrant with the Securities and Exchange Commission on March 15, 2005 (the “2004 Form 10-K”).
10.7	Cal Dive International, Inc. 2005 Long Term Incentive Plan, including the Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on May 12, 2005.
10.8	Employment Agreement by and between Cal Dive International, Inc. and Bart H. Heijermans, effective as of September 1, 2005, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by the registrant with the Securities and Exchange Commission on September 1, 2005.
21.1	Subsidiaries of registrant – As of December 31, 2005, the registrant had thirteen subsidiaries: Energy Resource Technology, Inc.; Canyon Offshore, Inc.; Cal Dive ROV, Inc.; Cal Dive I-Title XI, Inc.; Cal Dive Offshore, Ltd.; Well Ops (U.K.)

Limited; Well Ops Inc.; ERT (U.K.) Limited; Cal Dive HR Services Limited; Cal Dive Trinidad & Tobago Ltd.; Canyon Offshore Ltd.; Canyon Offshore International Corp.; and Well Ops PTE Limited.
23.1* Consent of Ernst & Young LLP.

23.2* Consent of Ernst & Young LLP.

23.3* Consent of Huddleston & Co., Inc.

23.4* Consent of Netherland, Sewell & Associates, Inc.

23.5* Consent of Andrew C. Becher (included in Exhibit 5.1).

23.6* Consent of Fulbright & Jaworski L.L.P.(included in Exhibit 8.1).

23.7* Consent of Andrews Kurth LLP (included in Exhibit 8.2).

24.1* Powers of Attorney (included on the signature pages).

99.1* Form of Proxy of Remington Oil and Gas Corporation.

*    Previously filed.
**  Filed herewith.